                                                                   EXHIBIT 10.rr



                       ASSIGNMENT AND ASSUMPTION OF LEASES

     THIS ASSIGNMENT AND ASSUMPTION OF LEASES (hereinafter referred to as this "AGREEMENT"), made and entered into as of the 30th day of August, 1996, by and between THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation (hereinafter referred to as "SELLER"), and OVERSEAS PARTNERS (AFC), INC., a Georgia corporation (hereinafter referred TO AS "PURCHASER"),

                                  WITNESSETH:

     WHEREAS, Seller is the owner of certain improved real property (hereinafter referred to as the "PROPERTY") located in the City of Atlanta, County of Fulton, State of Georgia, as more particularly described in EXHIBIT "A" attached hereto and by this reference made a part hereof; and

     WHEREAS, Seller has on even date conveyed the Property to Purchaser, and in connection therewith Seller wishes hereby to transfer and assign to Purchaser all of Seller's right, title and interest in and to certain leases related to the Property as more particularly described below.

     NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby covenant and agree as follows:

     1. ASSIGNMENT AND ASSUMPTION. Seller hereby transfers and assigns to Purchaser all of Seller's right, title and interest in and to (i) the lease, rental and occupancy agreements (hereinafter referred to collectively as the "LEASES") described in EXHIBIT "B" attached hereto and by this reference made a part hereof, and (ii) the leasing commission agreements (hereinafter referred to collectively as the "COMMISSION AGREEMENTS") described in EXHIBIT "C" attached hereto and by this reference made a part hereof. Purchaser hereby assumes Seller's obligations and liabilities arising from and after the date of this Agreement under both the Leases, and the Commission Agreements. Further, Purchaser hereby agrees to indemnify Seller and hold Seller harmless from any loss, damage, liability, cost or expense (including, without limitation, court costs and attorney's fees) which Seller shall hereafter incur or have asserted against it with regard to said obligations and liabilities assumed by Purchaser in connection with the Leases and the Commission Agreements.

     2. SELLER'S INDEMNITY. Seller hereby agrees to indemnify Purchaser and hold Purchaser harmless from any loss, damage, liability, cost or expense (including, without limitation, court costs and attorney's fees) which Purchaser shall hereafter incur or have asserted against it in connection with obligations and liabilities under the Leases and the Commission Agreements to the extent performance or payment of such obligations and liabilities was due prior to the date of this Agreement.

     3. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Purchaser and Seller and their respective heirs, legal representatives, successors and assigns.

     IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement under seal as of the date first above written.

                                            SELLER:

                                            THE MUTUAL LIFE INSURANCE COMPANY
                                            OF NEW YORK, a New York corporation

                                            By:/s/Bruce C. Fernald
                                               --------------------------------
                                                  Bruce C. Fernald
                                                  Senior Vice President
                                                  ARES Realty Capital, Inc.
                                                  Authorized Signatory

                                                   [CORPORATE SEAL]

            [EXECUTION PAGE FOR ASSIGNMENT AND ASSUMPTION OF LEASES]

                                      PURCHASER:

                                      OVERSEAS PARTNERS (AFC), INC.,
                                      a Georgia corporation

                                      By:/s/ Bruce M. Barone
                                         ---------------------------------------
                                          Name: Bruce M. Barone
                                          Title: President

                                          [CORPORATE SEAL]

                           LEGAL DESCRIPTION OF LAND

PHASE I

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 45 and 62, 17th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, begin at the point formed by the intersection of the northernmost right-of-way line of Highland Drive (a 50-foot right-of-way with the easternmost right-of-way line of Peachtree Road (a variable right-of-way being 80 feet at this point) and proceed thence in a northerly direction along the aforesaid easternmost right-of-way line, following the curvature thereof, a distance of 365.1 feet to an iron pin which is THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING THUS ESTABLISHED proceed thence along the aforesaid easternmost right-of-way line north 13(degree)43'08" east a distance of 37.39 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along the aforesaid easternmost right-of-way line along an arc of a curve to the right, an arc distance of 179.12 feet to a point, said arc being subtended by a chord 178.99 feet in length and bearing north 20(degree)26'46" east; proceed thence along the aforesaid easternmost right-of-way line north 26(degree)16'11" east a distance of 48.21 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along the aforesaid easternmost right-of-way line north 28(degree)17'14" east 48.18 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along the aforesaid easternmost right-of-way line north 30(degree)11'09" east a distance of 48.15 feet to a point on the aforesaid easternmost right-of-way line; proceed thence north 32(degree)20'44" east a distance of 57.74 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along the aforesaid easternmost right-of-way line north 55(degree)03'02" east a distance of 8.44 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along an arc of a curve to the left, departing from the aforesaid easternmost right-of-way line, an arc distance of 178.88 feet, said arc being subtended by a chord 178.87 feet in length and bearing south 32(degree)44'02" east; proceed thence along an arc of a curve to the left, an arc distance of 23.09 feet to a point, said arc being subtended by a chord 23.09 feet in length and bearing south 31(degree)15'01" east; proceed thence south 31(degree)11'25" west, a distance of 26.49 feet to a point; proceed thence south 81(degree)18'35" east, a distance of 35.04 feet to a point; proceed thence south 14(degree)08'05" east, a distance of 140.56 feet to a point; proceed thence south 81(degree)21'18" east, a distance of 0.36 feet to a point; proceed thence north 31(degree)11'25" east, a distance of 366.62 feet to a point; proceed thence south 74(degree)31'03" east, a distance of 10.04 feet to a point; proceed thence north 13(degree)51'45" west, a distance of 261.95 feet to a point; proceed thence north 48(degree)03'44" west, a distance of 95.71 feet to a point located on the aforesaid easternmost right-of-way line of Peachtree Road; proceed thence along the aforesaid easternmost right-of-way line north 39(degree)15'08" east, a distance of 142.28 feet to a point; proceed thence south 13(degree)51'45" east, a distance of 1,104.35 feet to a point located

                                   EXHIBIT 'A'
on the Land Lot line common to Land Lots 45 and 46 of the 17th District of Fulton County, Georgia; proceed thence along the said common Land Lot line north 89(degree)37'06" west, a distance of 363.25 feet; proceed thence, departing from said common Land Lot line, north 12(degree)49'09" west, a distance of 218.41 feet to a point; proceed thence north 79(degree)10'45" west, a distance of
356.72 feet to a point located on the aforesaid easternmost right-of-way line of Peachtree Road, said point being the TRUE POINT OF BEGINNING, said tract or parcel of land being more particularly shown as "Phase I" on that certain survey by Mallett & Associates bearing the seal and certification of Michael F. Lawler, Georgia Registered Land Surveyor No. 1946, prepared for Overseas Partners Capital Corp., dated December 20, 1993, last revised August 27, 1996, and bearing file no. 93153, which survey is incorporated herein by this reference.

LESS AND EXCEPT that portion of the above property conveyed by the following:

(1) Limited Warranty Deed from R-H Building Partners, Ltd., a Georgia limited partnership, as to an undivided 50% interest and The Mutual Life Insurance Company of New York a New York corporation, as to an undivided 50% interest, together doing business as Atlanta Financial Center Associates, a Georgia Joint Venture to The Department of Transportation of the State of Georgia, dated December 22, 1986, filed for record December 23, 1986 at 1:41 p.m., recorded in Deed Book 10513, Page 108, Records of Fulton County, Georgia

(2) Limited Warranty Deed from Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Building Partners, Ltd., to the Department of Transportation of the State of Georgia dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 115, aforesaid Records.

TOGETHER WITH all easements appurtenant to the above property created by the following:

(a) Parking Deck and Easement Agreement by and among Michael C. Carlos, George
C. Carlos, Andrew C. Carlos, and R-H Building Partners, Ltd., dated July 15, 1981, recorded in Deed Book 7903, Page 165, aforesaid Records; as amended by that certain Amendment of Parking Deck and Easement Agreement, dated July 15, 1981, recorded in Deed Book 7903, Page 385, aforesaid Records (said Amendment having been terminated by Agreement dated September 20, 1982, recorded in Deed Book 8255, Page 475, aforesaid Records); as further amended by Second Amendment to Parking Deck and Easement Agreement, dated July 18, 1985, recorded in Deed Book 9618, Page 37, aforesaid Records; as further amended by that certain Third Amendment to Parking Deck and Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 389, aforesaid Records; as further amended by that certain Declaration of Release dated December 22, 1986, recorded Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Fourth Amendment to Parking Deck and Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 76, aforesaid Records.

                                  EXHIBIT 'A'

(b) Reciprocal Easement Agreement by and among Robinson-Humphrey Properties, Inc., R-H Associates Bldg. II Corp. and Atlanta Financial Center Associates, dated July 18, 1985, recorded in Deed Book 9618, Page 68, aforesaid Records; as amended by that certain First Amendment to Reciprocal Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 411, aforesaid Records; as further amended by that certain Declaration of Release, dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Second Amendment to Reciprocal Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 69, aforesaid Records.

(c) Agreement by and among R-H Associates Bldg. II Corp., Atlanta Financial Center Associates, Robinson-Humphrey Properties, Inc. and the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 145, aforesaid Records; as amended by that certain Amendment to Agreement dated as of July 18, 1985, recorded in Deed Book 10290, page 289, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(d) Agreement Regarding Georgia 400 Extension, by and among R-H Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial Center Associates, MONY Mortgage Investors, and The Mutual Life Insurance Company of New York dated July 18, 1985, recorded in Deed Book 9623, Page 75, aforesaid Records; as amended by that certain First Amendment to Agreement Regarding Georgia Highway 400 Extension, dated as of July 18, 1985, recorded in Deed Book 10290, Page 419, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements) dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(e) Limited Warranty Deed from R-H Building Partners, Ltd., a Georgia limited partnership, as to an undivided 50% interest and The Mutual Life Insurance Company of New York, a New York corporation, as to an undivided 50% interest, together doing business as Atlanta Financial Center Associates, a Georgia Joint Venture to the Department of Transportation of the State of Georgia, dated December 22, 1986, filed for record December 23, 1986 at 1:41 p.m., recorded in Deed Book 10513, Page 108, aforesaid Records.

(f) Limited Warranty Deed from Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Building Partners, Ltd., to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 115, aforesaid Records.

                                  EXHIBIT 'A'

PHASE II

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 45, 17th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING begin at a point formed by the intersection of the easternmost right-of-way line of Peachtree Road (a variable right-of-way being 80 feet at this point) with the northernmost right-of-way line of Highland Drive (a 50-foot right-of-way) and proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line of Peachtree Road a distance of 365.1 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 13(degree)43'08" east a distance of 37.39 feet to a point; proceed thence along the aforesaid easternmost right-of-way line, following the curvature thereof to the right, an arc distance of 179.12 feet to a point, said arc being subtended by a chord 178.99 feet in length and bearing north 20(degree)26'46" east; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 26(degree)16'11" east a distance of 48.21 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 28(degree)17'14" east a distance of 48.18 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 30(degree)11'09" east a distance of 48.15 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 32(degree)20'44" east a distance of 57.74 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree) 03'02" east a distance of 8.44 feet to a point, said point being THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING THUS ESTABLISHED proceed thence along the aforesaid easternmost right-of-way line north 55(degree)03'07" east a distance of 18.02 feet to a point; proceed thence in a southeasterly direction along the aforesaid easterly right-of-way line, following the curvature thereof to the right, an arc distance of 7.77 feet to a point, said arc being subtended by a chord 7.77 feet in length and bearing south 31(degree)52'33" east; thence leave said right-of-way line and proceed in a southeasterly direction along the arc of a curve to the left, an arc distance of 171.77 feet to a point, said arc being subtended by a chord 171.77 feet in length and bearing south 32(degree)46'15" east; proceed thence in a southeasterly direction along the arc of a curve to the left, an arc distance of 14.05 feet to a point, said arc being subtended by a chord 14.05 feet in length and bearing south 31(degree)08'45" east; proceed thence north 31(degree)11'25" east a distance of 193.49 feet to a point; proceed thence north 31(degree)11'25" east a distance of 3.77 feet to a point; proceed thence south 74(degree)31'03" east a distance of 62.79 feet to a point; proceed thence north 76(degree)11'25" east a distance of 74.14 feet to a point; proceed thence south 13(degree)51'45" east a distance of 41.61 feet; proceed thence north 74(degree)31'03" west a distance of 10.04 feet to a point; proceed thence south 31(degree)11'25" west a distance of 366.62 feet to a point; proceed thence north 81(degree)21'18" west a distance of 0.36 feet to a point; proceed thence north 14(degree)08'05" west a distance of 14056 feet to a point; proceed thence north 81(degree)18'35" west a distance of 35.04 feet to a point; proceed thence north 31(degree)11'25" east a distance of 26.49 feet to a point; proceed thence along the arc of a curve to the right an arc distance of 23.09 feet to a point, said arc being subtended by a chord 23.09 feet in length and bearing north 31(degree)15'01" west; proceed thence

                                   EXHIBIT 'A'
along an arc of a curve to the right an arc distance of 178.88 feet to a point, said arc being subtended by a chord 178.87 feet in length and bearing north 32(degree)44'02" west, said point being THE TRUE POINT OF BEGINNING, said tract or parcel of land being more particularly shown as "Phase II" on that certain survey by Mallett & Associates, bearing the seal and certification of Michael F. Lawler, Georgia Registered Land Surveyor No. 1946, prepared for Overseas Partners Capital Corp., dated December 20, 1993, last revised August 27, 1996, and bearing file no. 93153, which survey is incorporated herein by this reference.

LESS AND EXCEPT that portion of the above property conveyed by the following:

(1) Limited Warranty Deed from R-H Associates Bldg. II Corp. to the Department of Transportation, dated December 22, 1986, recorded in Deed Book 10513, Page 127, aforesaid Records.

(2) Limited Warranty Deed from Two Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Associates Bldg. II Corp., to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 141, aforesaid Records.

TOGETHER WITH all easements appurtenant to the above property created by the following:

(a) Parking Deck and Easement Agreement by and among Michael C Carlos, George C. Carlos, Andrew C. Carlos, and R-H Building Partners, Ltd., dated July 15, 1981, recorded in Deed Book 7903, Page 165, aforesaid Records; as amended by that certain Amendment of Parking Deck and Easement Agreement, dated July 15, 1981, recorded in Deed Book 7903, Page 385, aforesaid Records (said Amendment having been terminated by Agreement dated September 20, 1982, recorded in Deed Book 8255, Page 475, aforesaid Records); as further amended by Second Amendment to Parking Deck and Easement Agreement, dated July 18, 1985, recorded in Deed Book 9618, Page 37, aforesaid Records; as further amended by that certain Third Amendment to Parking Deck and Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 389, aforesaid Records; as further amended by that certain Declaration of Release dated December 22, 1986, recorded in Deed book 10561, PAGE 358, aforesaid Records; as further amended by that certain Fourth Amendment to Parking Deck and Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 76, aforesaid Records.

(b) Reciprocal Easement Agreement by and among Robinson-Humphrey Properties, Inc., R-H Associates Bldg. II Corp. and Atlanta Financial Center Associates, dated July 18, 1985, recorded in Deed Book 9618, Page 68, aforesaid Records; as amended by that certain First Amendment to Reciprocal Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 411, aforesaid Records; as further amended by that certain Declaration of Release, dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Second Amendment to Reciprocal

                                   EXHIBIT 'A'

Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 69, aforesaid Records.

(c) Agreement by and among R-H Associates Bldg. II Corp., Atlanta Financial Center Associates, Robinson-Humphrey Properties, Inc. and the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 145, aforesaid Records; as amended by that certain Amendment to Agreement dated as of July 18, 1985, recorded in Deed Book 10290, Page 289, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(d) Agreement Regarding Georgia 400 Extension, by and among R-H Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial Center Associates, MONY Mortgage Investors, and The Mutual Life Insurance Company of New York dated July 18, 1985, recorded in Deed Book 9623, Page 75, aforesaid Records; as amended by that certain First Amendment to Agreement Regarding Georgia Highway 400 Extension, dated as of July 18, 1985, recorded in Deed Book 10290, Page 419, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements) dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(e) Limited Warranty Deed from Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Building Partners, Ltd., to the Department of Transportation of the State of Georgia dated April 4, 1989, filed for record July 19, 1989 at 9:30 am., recorded in Deed Book 12667, Page 127, aforesaid Records.

(f) Limited Warranty Deed from Two Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Associates Bldg. II Corp., to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 141, aforesaid Records.

PHASE III

All that tract or parcel of land lying and being in Land Lot 45, 17th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING begin at a point formed by the intersection of the easternmost right-of-way line of Peachtree Road (a variable right-of-way being 80 feet at this point) with the northernmost right-of-way line of Highland Drive (a 50-foot right-of-way proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line a distance of 365.1 feet to a point; proceed thence along the aforesaid easternmost right-of-way line north 13(degree)43'08" east a distance of 37.39 feet to a point; proceed thence

                                   EXHIBIT 'A'
along the aforesaid easternmost right-of-way line, following the curvature thereof to the right, an arc distance of 179.12 feet to a point, said arc being subtended by a chord 178.99 feet in length and bearing north 20(degree)26'46" east; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 26(degree)16'11" east a distance of 48.21 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 28(degree)17'14" east a distance of 48.18 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 30(degree)11'09" east a distance of 48.15 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 32(degree)20'44" east a distance of 57.74 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)03'02" east a distance of 8.44 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)32'07" east a distance of 18.02 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line, following the curvature thereof to the left, an arc distance of 7.77 feet to a point, said arc being subtended by a chord 7.77 feet in length and bearing south 31(degree)52'33" east; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 35(degree)10'06" east a distance of 74.16 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line south 58(degree)48'33" east a distance of 6.36 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'26" east a distance of 10.05 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line south 58(degree)48'29" east a distance of 19 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'26" east a distance of 24.83 feet to a point; proceed thence in a northwesterly direction along the aforesaid easternmost right-of-way line north 58(degree)48'44" west a distance of 19 feet to a point; proceed thence in a northeasterly direction along the aforesaid easterly right-of-way line north 31(degree)11'23" east a distance of 22.01 feet to a point; proceed thence in a northeasterly direction along the aforesaid easterly right-of-way line north 40(degree)58'56" east a distance of 74.76 feet to a point, said point being THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING THUS ESTABLISHED proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 21(degree)19'11" west a distance of 7.91 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 23(degree)34'11" east a distance of 38.38 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 40(degree)15'17" east a distance of 62.82 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 39(degree)15'08" east a distance of 49.32 feet to a point; thence leave said right-of-way line and proceed thence south 48(degree)03'44" east a distance of
95.71 feet to a point; proceed thence south 13(degree)51'45" east a distance of
220.34 feet to a point; proceed thence south 76(degree)11'25" west a distance of
74.14 feet to a point; proceed thence north 74(degree)31'03" west a distance of
62.79 feet to a point; proceed thence south 31(degree)11'25" west a distance of
3.77 feet to a point; proceed thence in a northwesterly direction along the arc of a curve to the right, an arc distance of 131.99 feet to a point, said arc being subtended by a chord 131.97 feet in length and bearing north 26(degree)58'00" west to a point; proceed thence north 21(degree)19'11" west a

                                   EXHIBIT 'A'
distance of 38.37 feet to a point; said point being THE TRUE POINT OF BEGINNING, said tract or parcel of land being more particularly shown as "Phase III" on that certain survey prepared by Michael F. Lawler, Georgia Registered Land Surveyor no. 1946, prepared for Overseas Partners Capital Corp., dated December 20, 1993, last revised August 27, 1996, and bearing file no. 93153, which survey is incorporated herein by this reference.

LESS AND EXCEPT that portion of the above property conveyed by that certain Limited Warranty Deed from R-H Associates Bldg. III Corp., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 222, aforesaid Records.

     TOGETHER WITH all easements appurtenant to the above property created by the following:

(a) Parking Deck and Easement Agreement among Michael G. Carlos, George C. Carlos, Andrew C. Carlos and R-H Building Partners, Ltd., dated July 15, 1981, recorded at Deed Book 7903, page 165, Fulton County Records, as amended by Amendment of Parking Deck and Easement Agreement dated July 15, 1981, recorded at Deed Book 7903, page 385, said Amendment having been terminated by Agreement dated September 20, 1982, recorded at Deed Book 8255, page 475, as further amended by Second Amendment to Parking Deck and Easement Agreement dated July 18, 1985, recorded at Deed Book 9618, page 37, and Third Amendment to Parking Deck and Easement Agreement dated as of July 18, 1985, recorded in Deed Book 10290, page 389 and Declaration of Release dated December 22, 1986, recorded at Deed Book 10561, page 358, aforesaid records, as further amended by Fourth Amendment to Parking Deck and Easement Agreement dated a of August 11, 1988, recorded in Deed Book 11790, page 76, aforesaid records.

(b) Reciprocal Easement Agreement among Atlanta Financial Center Associates, R-H Associates Bldg. II Corp. and Robinson-Humphrey Properties, Inc., dated July 18, 1985, recorded in Deed Book 9618, page 68, aforesaid records, as amended by First Amendment to Reciprocal Easement Agreement dated as of July 18, 1985, recorded at Deed Book 10290, page 411, as further amended by Declaration of Release dated December 22, 1986, recorded at Deed Book 10561, page 358, aforesaid records, as amended by Second Amendment to Reciprocal Easement Agreement dated as of August 11, 1988, recorded in Deed Book 11790, page 69, aforesaid records.

(c) Agreement among R-H Associates Bldg. II Corp., Atlanta Financial Center Associates, Robinson-Humphrey Properties, Inc. and Department of Transportation of State of Georgia, dated July 18, 1985, recorded at Deed Book 9618, page 145, aforesaid records, as amended by Agreement dated as of July 18, 1985, recorded at Deed Book 10290, page 289; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, page 179, aforesaid records.

                                   EXHIBIT 'A'

(d) Encroachment Easement Agreement by and between Robinson-Humphrey Properties, Inc. and Two Atlanta Financial Center Associates dated December 24, 1987, recorded at Deed Book 11269, page 265, aforesaid records.

(e) Agreement Regarding Georgia 400 Highway Extension among R-H Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial Center Associates, Trustees of Mony Mortgage Investors and The Mutual Life Insurance Company of New York, dated as of July 18, 1985, recorded at Deed Book 9623, page 75, aforesaid records, as amended by First Amendment to Agreement Regarding Georgia 400 Highway Extension dated as of July 18, 1985, recorded at Deed Book 10290, page 419, aforesaid records; the interest of RH Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assign ment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, page 179, aforesaid records.

(f) Limited Warranty Deed from Robinson-Humphrey Properties, Inc. to Department of Transportation of State of Georgia, dated July 18, 1985, recorded at Deed Book 9618, page 288, aforesaid records, as corrected by Corrective Limited Warranty Deed dated as of July 18, 1985, recorded at Deed Book 10290, page 372, aforesaid records.

(g) Limited Warranty Deed from R-H Associates Bldg. III Corp., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 am., recorded in Deed Book 12667, page 222, aforesaid records.

PHASE IV

All that tract or parcel of land lying and being in Land Lot 45, 17th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING begin at a point formed by the intersection of the easternmost right-of-way line of Peachtree Road (a variable right-of-way being 80 feet at this point) with the northernmost right-of-way line of Highland Drive (a 50-foot right-of-way and proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line a distance of 365.1 feet; proceed thence along the aforesaid easternmost right-of-way line, north 13(degree)43'08" east a distance of 37.39 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line, following the curvature thereof to the right, an arc distance of 179.12 feet to a point, said arc being subtended by a chord 178.99 feet in length and bearing north 20(degree)26'46" east; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 26(degree)16'11" east a distance of 48.21 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 28(degree)17'14" east a distance of 48.18 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 30(degree)11'09" east a distance of 48.15 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 32(degree)20'44" east a distance of 57.74 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)03'02" east a distance

                                  EXHIBIT 'A'
of 8.44 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)32'07" east a distance of 18.02 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line, following the curvature thereof to the left, an arc distance of 7.77 feet to a point, said arc being subtended by a chord 7.77 feet in length and bearing south 31(degree)52'33" east, said point being THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING THUS ESTABLISHED proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 35(degree)10'06" east a distance of 74.16 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line south 58(degree)48'33" east a distance of 6.36 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'26" east a distance of 10.05 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line south 58(degree)48'29" east a distance of 19 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'26" east a distance of 24.83 feet to a point; proceed thence in a northwesterly direction along the aforesaid easternmost right-of-way line north 58(degree)48'44" west a distance of 19 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'23" east a distance of 22.01 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 40(degree)58'56" east a distance of 74.76 feet to a point; thence leave said right-of-way line and proceed thence south 21(degree)19'11" east a distance of 38.37 feet to a point; proceed thence in a southeasterly direction along the arc of a curve to the left, an arc distance of 131.99 feet to a point, said arc being subtended by a chord 131.97 feet in length and bearing south 26(degree)58'00" east; proceed thence south 31(degree)11'25" west a distance of
193.49 feet to a point; proceed thence in a northwesterly direction along the arc of a curve to the right, an arc distance of 14.05 feet to a point, said arc being subtended by a chord 14.05 feet in length and bearing north 31(degree)08'45" west, proceed thence in a northwesterly direction along the arc of a curve to the right, an arc distance of 171.77 feet to a point, said arc being subtended by a chord 171.77 feet in length and bearing north 32(degree)46'15" west, said point being located on the aforesaid easternmost right-of-way line and being THE TRUE POINT OF BEGINNING, said tract or parcel of land being more particularly shown as "Phase IV" on that certain survey by Mallett & Associates bearing the seal and certification of Michael F. Lawler, Georgia Registered Land Surveyor No. 1946, prepared for Overseas Partners Capital Corp., dated December 20, 1993, last revised August 27, 1996, and bearing file no. 93153, which survey is incorporated herein by this reference.

LESS AND EXCEPT that portion of the above property conveyed by the following:

(1) Limited Warranty Deed from Robinson-Humphrey Properties, Inc. to the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 288, aforesaid Records; as corrected by that certain Corrective Warranty Deed recorded in Deed Book 10290, Page 372, aforesaid Records.

                                       10
                                   EXHIBIT 'A'

(2) Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, page 163, aforesaid records.

(3) Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 192, aforesaid Records.

TOGETHER WITH all easements appurtenant to the above property created by the following:

(a) Parking Deck and Easement Agreement by and among Michael C. Carlos, George
C. Carlos, Andrew C. Carlos, and R-H Building Partners, Ltd., dated July 15, 1981, recorded in Deed Book 7903, Page 165, aforesaid Records; as amended by that certain Amendment of Parking Deck and Easement Agreement, dated July 15, 1981, recorded in Deed Book 7903, Page 385, aforesaid Records (said Amendment having been terminated by Agreement dated September 20, 1982, recorded in Deed Book 8255, Page 475, aforesaid Records); as further amended by Second Amendment to Parking Deck and Easement Agreement, dated July 18, 1985, recorded in Deed Book 9618, Page 37, aforesaid Records; as further amended by that certain Third Amendment to Parking Deck and Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 389, aforesaid Records; as further amended by that certain Declaration of Release dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Fourth Amendment to Parking Deck and Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 76, aforesaid Records.

(b) Reciprocal Easement Agreement by and among Robinson-Humphrey Properties, Inc., R-H Associates Bldg. II Corp. and Atlanta Financial Center Associates, dated July 18, 1985, recorded in Deed Book 9618, Page 68, aforesaid Records; as amended by that certain First Amendment to reciprocal easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 411, aforesaid Records; as further amended by that certain Declaration of Release, dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Second Amendment to Reciprocal Easement agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 69, aforesaid Records.

(c) Agreement by and among R-H Associates Bldg. II Corp., Atlanta Financial Center Associates, Robinson-Humphrey Properties, Inc. and the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 145, aforesaid Records; as amended by that certain Amendment to Agreement dated as of July 18, 1985, recorded in Deed Book 10290, Page 289, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

                                       11

                                 EXHIBIT 'A'

(d) Agreement Regarding Georgia 400 Extension, by and among R-H Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial Center Associates, MONY Mortgage Investors, and The Mutual Life Insurance Company of New York, dated July 18, 1985, recorded in Deed Book 9623, Page 75, aforesaid Records; as amended by that certain First Amendment to Agreement Regarding Georgia Highway 400 Extension, dated as of July 18, 1985, recorded in Deed Book 10290, Page 419, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements) dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(e) Limited Warranty Deed from Robinson-Humphrey Properties, Inc. to the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 288, aforesaid Records; as corrected by that certain Corrective Warranty Deed recorded in Deed Book 10290, Page 372, aforesaid Records.

(f) Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 163, aforesaid Records.

(g) Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 192, aforesaid Records.

                                   EXHIBIT 'A'

                           SCHEDULE OF EXISTING LEASES

South Tower:

1. Restaurant Management Agreement between The Mutual Life Insurance Company of New York (as Owner) and American Food Management, Inc. (as Manager) dated November 27, 1995.

2. Lease Agreement (South Tower) between The Mutual Life Insurance Company of New York and Patricia Moscoso and Olga Papandrea d/b/a Atlanta's Flower Mart dated August 26, 1994; Unconditional Guaranty of Lease by Patricia Moscoso and Olga Papandrea d/b/a Atlanta's Flower Mart dated March 6, 1995; as assigned by Assignment of Lease to Buckhead Florist, Inc. dated March 7, 1995; Certificate as to Term of Lease dated April 5, 1995, amended by First Amendment to Lease between The Mutual Life Insurance Company of New York as Landlord and Buckhead Florist, Inc. dated February 11, 1996.

3. Lease Agreement (South Tower) between Atlanta Financial Center Associates and Fellows, Johnson, Davis & Labriola dated January 4, 1993; Certificate as to Term of Lease dated March 18, 1993.

4. Lease Agreement (South Tower) between Atlanta Financial Center Associates and Gallup, Inc. dated October 12, 1992; Certificate as to Term of Lease dated November 23, 1992.

5. Lease Agreement (South Tower) between Atlanta Financial Center Associates and Higgins & Dubner dated April 29, 1992; Certificate as to Term of Lease dated June 19, 1992; amended by First Amendment between The Mutual Life Insurance Company of New York and Higgins & Dubner dated January 24, 1995.

6. Lease Agreement (South Tower) between Atlanta Financial Center Associates and Hughes Advertising, Inc. dated November 30, 1993.

7. Lease Agreement (South Tower) between The Mutual Life Insurance Company of New York and Edward Strickland d/b/a Image Shine dated August 10, 1995; Certificate as to Term of Lease dated December 21, 1995.

8. Lease Agreement (South Tower) between The Mutual Life Insurance Company of New York and R.E. Kendrick & Associates, Inc. dated July 13, 1995; Certificate as to Term of Lease dated August 28, 1995.

9. Lease Agreement between The Mutual Life Insurance Company of New York and Metrex Corporation d/b/a Metropolitan Fiber Systems of Atlanta, Inc. dated December 8, 1994.

                                   EXHIBIT 'B'

10. Lease Agreement (South Tower) between The Mutual Life Insurance Company of New York and MCImetro Access Transmission Services, Inc. dated December 21, 1995.

11. Amended and Restated Lease Agreement between The Mutual Life Insurance Company of New York and The Robinson-Humphrey Company, Inc. dated November 15, 1994; amended by Modification to Amended and Restated Lease Agreement dated November 30, 1994.

12. Lease Agreement (South Tower) between Atlanta Financial Center Associates and Martin Rubin and Robert Wildau dated July 10, 1989; amended by First Amendment to Lease Agreement and Lease Extension Agreement dated August 31, 1993; Certificate as to Term of Lease (undated).

13. Lease Agreement between Atlanta Financial Center Associates and Ruys & Company dated March 9, 1984; amended by First Amendment to Lease Agreement dated July 7, 1986; further amended by Second Amendment to Lease Agreement dated March 22, 1988; as further amended by Third Amendment to Lease Agreement dated September 23, 1988; as further amended by Fourth Amendment to Lease Agreement dated February 6, 1988 [sic]; as further amended by Fourth Amendment [sic] to Lease Agreement dated November 16, 1988; Certificate as to Term of Lease dated February 6, 1989; as amended by Fifth Amendment to Lease Agreement dated April 6, 1993; Storage Space Rental Agreement between Two Atlanta Financial Center Associates and Ruys & Company dated May 17, 1989; as amended by Amendment to Storage Space Rental Agreement dated August 2, 1990.

14. Amendment to and Restatement of Lease Agreement between The Mutual Life Insurance Company of New York and Sedgwick James of Georgia, Inc. dated January 1, 1995; Storage Space Rental Agreement dated June 15, 1993.

15. Lease Agreement between Atlanta Financial Center Associates and Ackerman & dated November 8, 1983; amended by First Amendment and Substitution of Undisclosed Principals between Atlanta Financial Center Associates and Fortson and White dated December 19, 1983; further amended by Second Amendment to Lease Agreement dated November 11, 1985; further amended by Third Amendment to Lease Agreement dated April 28, 1988; further amended by Fourth Amendment to Lease Agreement dated December 1, 1989; further amended by Fifth Amendment to Lease Agreement and Lease Extension and Expansion Agreement with White, Smith, Howard & Ajax (f/k/a Fortson & White), as Tenant, dated June 8, 1993; further amended by Sixth Amendment to Lease Agreement between The Mutual Life Insurance Company of New York as Landlord and Smith, Howard & Ajax dated March 7, 1995; Certificate as to Term of Lease [undated]; Storage Space Rental Agreement between The Mutual Life Insurance Company of New York and Smith, Howard & Ajax dated February 1, 1996

                                   EXHIBIT 'B'

16. Lease Agreement between The Mutual Life Insurance Company of New York and Teknion, Inc. dated March 29, 1996; Certificate as to Term of Lease dated July 1, 1996.

17. Lease Agreement (South Tower) between The Mutual Life Insurance Company of New York and Titus & Donnelly, Inc. dated April 6, 1994.

18. Lease Agreement (South Tower) between The Mutual Life Insurance Company of New York and Today's Temporary, Inc. dated June 16, 1994; Certificate as to Term of Lease dated August 25, 1994.

North Tower:

1. Lease Agreement between The Mutual Life Insurance Company of New York and ARES, Inc. dated February 1, 1996.

2. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and Bankers Trust Company dated June 28, 1990; Certificate as to Term of Lease dated September 17, 1990; Sublease between Bankers Trust Company and Bottomley & Associates, Inc. dated September 30, 1993 with Consent to Sublease by R-H Associates Bldg. III Corp. dated November 3, 1993.

3. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and Beckman Instruments, Inc. dated June 3, 1993; Certificate as to Term of Lease dated November 23, 1993.

4. Lease Agreement between The Mutual Life Insurance Company of New York and BellSouth Personal Communications, Inc. dated April 7, 1996.

5. Lease Agreement (North Tower) between The Mutual Life Insurance Company of New York and BellSouth Telecommunications, Inc. dated September 12, 1995.

6. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and Bleke & Boyd, P.C., dated September 9, 1992; Certificate as to Term of Lease dated January 18, 1993.

7. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and Walton C. Bryde & Associates, P.C., dated October 10, 1989; Certificate as to Term of Lease dated December 15, 1990; amended by Amendment and Extension of Lease Agreement dated March 11, 1992; Unconditional Guaranty of Lease by Walton C. Bryde dated April 7, 1992; Sublease Agreement to John T. Clegg dated December 1, 1995 with Consent to Sublease by The Mutual Life Insurance Company of New York dated November 30, 1995.

                                   EXHIBIT 'B'

8. Agreement between The Mutual Life Insurance Company of New York and Corporate Sports Unlimited, Inc. dated January 1, 1995.

9. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and Business Telecom, Inc. dated August 19, 1994 [Suite 1160]; amended by First Amendment to Lease Agreement dated December 8, 1994; Certificate as to Term of Lease dated March 13, 1995; Sublease to Commodity Marketing Company, Inc. dated April 5, 1996 with Consent to Sublease by The Mutual Life Insurance Company of New York dated May 20, 1996.

10. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and Business Telecom, Inc. dated August 19, 1994 [Suite 530]; Certificate as to Term of Lease dated March 13, 1995; Sublease to American Management Institute dated July 30, 1996 with Consent to Sublease by The Mutual Life Insurance Company of New York dated July 30, 1996.

11. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and Chase Communications, Inc. d/b/a Chambers & Asher SPEECHWORKS dated April 26, 1990; Certificate as to Term of Lease dated July 12, 1990; amended by First Amendment to Lease Agreement dated January 7, 1994.

12. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and Christian Dior Perfumes, Inc. dated January 3, 1991; Certificate as to Term of Lease dated January 31, 1991; Lease amended by First Amendment to Lease Agreement and Lease Extension Agreement dated December 31, 1993. Lease Agreement (North Tower) between The Mutual Life Insurance Company of New York and City Capital Corporation dated July 24, 1995; Certificate as to Term of Lease dated September 12, 1995.

14. Lease Agreement (North Tower) between The Mutual Life Insurance Company of New York and Wayne Helms, P.C. dated January 30, 1995; Certificate as to Term of Lease dated March 7, 1995.

15. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and Gerdes Huff Investments dated August 14, 1991; Certificate as to Term of Lease dated ________________; Lease amended by First Amendment to Lease with The Mutual Life Insurance Company of New York, as Landlord, dated November 14, 1994; Certificate as to Term of Lease dated April 10, 1995.

16. Lease Agreement between The Mutual Life Insurance Company of New York and Interim Accounting Professionals of Atlanta, Inc. dated March 26, 1996; Guaranty by Ronald Ramsey dated February 28, 1996; Certificate as to Term of Lease dated May 14, 1996.

                                   EXHIBIT 'B'

17. Lease Agreement between R-H Associates Bldg. III Corp. and KnowledgeWare, Inc. dated July 26, 1991; Certificate as to Term of Lease dated January 10, 1992; amended by First Amendment to Lease Agreement between The Mutual Life Insurance Company of New York and Sterling Software (Southern), Inc. dated December 31, 1994; Sublease Agreement to Columbia/HCA Healthcare Corporation dated October 24, 1994 and Consent to Sublease by The Mutual Life Insurance Company of New York dated October 24, 1994; Sublease Agreement to BellSouth Personal Communications, Inc. dated September 20, 1994 and Consent to Sublease by The Mutual Life Insurance Company of New York dated September 20, 1994; Substitute Lease Agreement (North Tower) between The Mutual Life Insurance Company of New York and BellSouth Personal Communications, Inc., dated September 20, 1994 a affected by Landlord Non-Disturbance and Attornment Agreement between Knowledgeware, Inc., The Mutual Life Insurance Company of New York and BellSouth Personal Communications, Inc. dated September 20, 1994; Guaranty of Substitute Lease Agreement by BellSouth Enterprises, Inc., dated September 20, 1994; First Amendment to Substitute Lease Agreement dated October 21, 1994.

18. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and Fisher Transportation, Ltd. d/b/a London Livery, Ltd. dated March 11, 1994; Certificate as to Term of Lease dated June 2, 1994.

19. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and Mutual of America Life Insurance dated May 23, 1994; Certificate as to Term of Lease dated , 1994.

20. Lease Agreement (North Tower) between The Mutual Life Insurance Company of New York and Peoplesoft, Inc. dated December 30, 1994.

21. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and The Prudential Insurance Company of America dated July 25, 1994; Certificate as to Term of Lease with The Mutual Life Insurance Company of New York as Landlord dated October 17, 1994.

22. Lease Agreement (North Tower) between The Mutual Life Insurance Company of New York and Robert D. Wildstein, P.C. dated April 25, 1995; Unconditional Guaranty of Lease by Robert D. Wildstein dated April 25, 1995; Certificate as to Term of Lease dated July 14, 1995.

23. Lease Agreement between The Mutual Life Insurance Company of New York and Mark Rowland, an individual d/b/a Rowland & Company, dated June 3, 1996.

24. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and Shore & Azimov, P.C. dated March 12, 1991; Certificate as to Term of Lease dated August 28, 1991; Sublease to Technical Products Group Inc. dated June ___, 1995 with Consent to Sublease by The Mutual Life Insurance Company of New York dated July 19, 1995.

                                   EXHIBIT 'B'

25. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and Spix, Krupp & Reece, P.C. dated November 22, 1989; Certificate as to Term of Lease dated December 27, 1990; Certificate as to Term of Lease dated January 2, 1991; amended by First Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord dated March 1, 1995.

26. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and E.R. Squibb & Sons, Inc. dated August 26, 1994; Certificate as to Term of Lease with The Mutual Life Insurance Company of New York as Landlord dated November 10, 1994.

27. Lease Agreement (North Tower) between The Mutual Life Insurance Company of New York and Transcend Services, Inc. dated April 10, 1995.

28. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and The Thomas Financial Group dated November 9, 1989; amended by First Amendment to Lease Agreement dated December 4, 1989; Certificate as to Term of Lease dated February 27, 1990; further amended by Second Amendment to Lease Agreement dated March 9, 1990; further amended by Third Amendment to Lease Agreement dated March 20, 1991; Certificate as to Term of Lease dated July 11, 1991; further amended by Fourth Amendment to Lease Agreement dated September 1, 1994; further amended by Fifth Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord dated October 21, 1995.

29. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and The Watkins Insurance Group, Inc. dated August 14, 1991; Certificate as to Term of Lease dated June 17, 1992; Storage Space Rental Agreement [East Tower] dated May 1, 1993; amended by First Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord dated December 21, 1995; Certificate as to Term of Lease dated January 26, 1996.

30. Lease Agreement (North Tower) between The Mutual Life Insurance Company of New York and The Wilson Law Firm, P.C. dated December 1, 1994; Unconditional Guaranty of Lease by L. Matt Wilson dated December 1, 1994.

31. Lease Agreement (North Tower) between R-H Associates Bldg. III Corp. and Yankelovich, Skelly & White/Clancy, Shulman, Inc. d/b/a Yankelovich Clancy Shulman dated May 18, 1992; amended by First Amendment to Lease Agreement dated July 9, 1992; Certificate as to Term of Lease dated November 23, 1992; further amended by Second Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord dated May 31, 1995.

East Tower:

1. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Air One, Inc. dated April 20, 1990; amended by First Amendment to Lease Agreement

                                   EXHIBIT 'B'
         dated May 8, 1990; further amended by Second Amendment to Lease Agreement and Extension of Lease Term dated February 1, 1993; Storage Space Rental Agreement with The Mutual Life Insurance Company of New York as Landlord dated November 6, 1995; further amended by Third Amendment to Lease Agreement with The Mutual Life insurance Company of New York as Landlord dated March 19, 1996; further amended by Fourth Amendment to Lease Agreement dated May 22, 1996; Sublease Agreement to Fellows, Johnson, Davis & LaBriola dated May 6, 1996 with Consent to Sublease by The Mutual Life Insurance Company of New York dated May 20, 1996; Certificate as to Term of Lease dated June 17, 1996.

2. Lease Agreement (East Tower) between The Mutual Life Insurance Company of New York and Alliance Technology Management Company dated March 28, 1994; amended by First Amendment to Lease Agreement dated April 28, 1994; Certificate as to Term of Lease dated June 2, 1994.

3. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Robert J. Allio & Associates, Inc. dated August 16, 1993; Certificate as to Term of Lease dated January 23, 1994.

4. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and AREL Group, Inc. dated December 9, 1993; Storage Space Rental Agreement with The Mutual Life Insurance Company of New York as Landlord dated July 12, 1995.

5. Lease Agreement between The Mutual Life Insurance Company of New York and Rosemary S. Armstrong and Michael W. Broadbear dated April 3, 1996; Certificate as to Term of Lease dated May 21, 1996.

6. Lease Agreement between The Mutual Life Insurance Company of New York and Paula Lorenz d/b/a Atlanta Auto Salon dated December 20, 1995; Certificate as to Term of Lease dated January 15, 1996.

7.       [Intentionally omitted]

8. Lease Agreement (East Tower) between The Mutual Life Insurance Company of New York and Brookdale Realty Services dated October 3, 1994; amended by First Amendment to Lease Agreement dated November 11, 1994; Certificate as to Term of Lease dated February 3, 1995; further amended by Second Amendment to Lease Agreement with Brookdale Realty Services, LLC as Tenant dated May 29, 1996; Third Amendment to Lease, undated, executed by Tenant only.

9. Lease Agreement (East Tower) between R-H Associates Bldg. II Corp. and Buckhead Management Corporation dated September 19, 1986; Private Club Consulting Agreement between Buckhead Management Corporation and Club Corporation of America dated September 19, 1986; Lease amended by First Amendment to Lease Agreement dated November 26, 1986; further amended by Second Amendment to Lease Agreement dated September 7, 1988; further amended by Third Amendment to

                                   EXHIBIT 'B'

         Lease Agreement with Two Atlanta Financial Center Associates as Landlord and The Buckhead Club, inc. as Tenant dated July 29, 1989; Letter Agreement dated February 20, 1990; Storage Space Rental Agreement dated January 1, 1993.

10. Storage Space Rental Agreement between The Mutual Life Insurance Company of New York and Patricia Moscoso and Olga Papandreou d/b/a Buckhead Florist, Inc. f/k/a Atlanta Flower Mart dated January 1, 1995.

11. Lease Agreement between The Mutual Life Insurance Company of New York and California Compensation Insurance Company d/b/a Business Insurance Company, Inc. dated March 7, 1996; amended by First Amendment to Lease Agreement dated April 25, 1996.

12. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Coleman Management Consultants, Inc. dated October 18, 1993; Storage Space Rental Agreement with The Mutual Life Insurance Company of New York as Landlord dated October ____, 1994.

13. Lease Agreement (East Tower) between The Mutual Life Insurance Company of New York and Joseph G. Davis, Jr. d/b/a Davis & Doster dated July 24, 1995; Unconditional Guaranty of Lease by Joseph G. Davis, Jr. dated June 13, 1995; Certificate as to Term of Lease dated November 8, 1995.

14. Lease Agreement (East Tower) between The Mutual Life Insurance Company of New York and Denon Corp. (USA) dated November 8, 1995; Certificate as to Term of Lease dated February 14, 1996.

15. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and The Disney Channel d/b/a The Disney Channel Company dated October 28, 1987; Certificate as to Term of Lease dated January 22, 1988; amended by Modification to Lease and Extension Agreement dated February 1, 1992; further amended by Second Amendment to Lease Agreement dated October 16, 1992; Guaranty of Lease by The Walt Disney Company, dated October 29, 1987.

16. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Duncanson & Holt, Inc. dated January 29, 1991; Certificate as to Term of Lease dated October 23, 1995; amended by First Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord dated September 6, 1995.

17. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and EBC Enterprise AFC, Inc. dated August 27, 1991; Unconditional Guaranty of Lease by Executive Business Centers, Inc. dated August 21, 1991; Certificate as to Term of Lease, undated; amended by First Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord dated April 14, 1994.

                                   EXHIBIT 'B'

18. Lease Agreement (East Tower) between The Mutual Life Insurance Company of New York and Enterprise Capital Management, Inc. dated August 18, 1994; Certificate as Term of Lease dated October 23, 1995; First Amendment to Lease dated July 18, 1996.

19. Lease Agreement (East Tower) between The Mutual Life Insurance Company of New York and Federal Express Corporation dated October 12, 1994; Certificate as to Term of Lease dated August 28, 1995.

20. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Cascino & Purcell, Inc. dated February 4, 1988; amended by First Amendment to Lease Agreement dated July 16, 1990; further amended by Second Amendment to Lease Agreement and Lease Extension and Expansion Agreement with Cascino Purcell & Freebairn, Inc. f/k/a Cascino & Purcell, Inc. as Tenant dated April 10, 1992; further amended by Third Amendment to Lease Agreement with Freebairn & Company as Tenant and The Mutual Life Insurance Company of New York as Landlord dated January 1, 1995; further amended by Fourth Amendment to Lease Agreement with Freebairn and Company [f/k/a Casino, Purcell & Freebairn Inc.] dated September 12, 1995; Storage Space Rental Agreement with R-H Associates Bldg. III Corp. as Landlord and Freebairn and Company dated November 24, 1993; Storage Space Rental Agreement with Freebairn and Company as Tenant dated March 31, 1994; Certificate as to Term of Lease dated October 23, 1995.

21. Lease Agreement (East Tower) between The Mutual Life Insurance Company of New York and Gaiatech, Inc. dated November 1, 1995; Certificate as to Term of Lease dated January 2, 1996.

22. Storage Space Rental Agreement between The Mutual Life Insurance Company of New York and Gallup, Inc. dated January 4, 1996.

23. Lease Agreement (East Tower) between The Mutual Life Insurance Company of New York and Haworth, Inc. dated September 25, 1995; Certificate as to Term of Lease dated February 22, 1996.

24. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Wayne Helms, P.C. dated November 21, 1991; Certificate as to Term of Lease dated April 10, 1992; Storage Space Rental Agreement between The Mutual Life Insurance Company of New York and Wayne Helms, P.C. dated October 1, 1994.

25. Lease Agreement between The Mutual Life Insurance Company of New York and The Hogan Group, Inc. dated January 24, 1996; Certificate as to Term of Lease dated February 28, 1996.

26. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and HTG Corp. dated December 15, 1987; Lease Guaranty by Holcombe T. Green dated January 5, 1988; amended by First Amendment to Lease Agreement with H.T.G. Corp.

                                   EXHIBIT 'B'
         as Tenant dated May 9, 1988; further amended by Second Amendment to Lease Agreement dated November 2, 1989; assigned by Assignment of Lease by H.T.G. Corp. to Holcombe T. Green dated March 7, 1994; further amended by Third Amendment to Lease Agreement with Holcombe T. Green as Tenant and The Mutual Life Insurance Company of New York as Landlord dated March 7, 1994; Storage Space Rental Agreement dated March 31, 1994; further amended by Fourth Amendment to Lease Agreement dated February 9, 1995; Certificate as to Term of Lease dated April 10, 1995.

27. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Industrial Developments International, Inc. dated January 9, 1992; Certificate as to Term of Lease dated April 10, 1992; amended by First Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord dated July 19, 1995; further amended by Second Amendment to Lease dated March 23, 1996.

28. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and S.M.M. Corporation d/b/a Joe May Valet dated September 22, 1992; amended by First Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord dated November 7, 1995; Certificate as to Term of Lease dated December 11, 1995; Certificate as to Term of Lease dated April 23, 1996.

29. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Amalia Moretti, Inc. d/b/a LaGioiosa USA dated January 17, 1992; Certificate as to Term of Lease dated February 4, 1992; amended by First Modification to Lease and Extension Agreement dated September 22, 1992; further amended by Second Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord dated February 14, 1995; Storage Space Rental Agreement dated March 17, 1994.

30. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Lamberth, Bonapfel, Cifelli & Willson, P.A. dated December 29, 1989; amended by First Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord and Lamberth, Bonapfel, Cifelli, Willson & Stokes, P.A. as Tenant dated October 17, 1994; Certificate as to Term of Lease dated August 8, 1995.

31. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Howard Weil Labouisse of Friedrichs, Inc. dated August 31, 1993; Certificate as to Term of Lease dated January 23, 1994; assigned by Assignment of Lease to Legg Mason Wood Walker, Inc. dated March 7, 1995 with Consent by The Mutual Life Insurance Company of New York dated March 7, 1995; Sublease to J.P. Carey Enterprises, Inc. dated October 24, 1995 with Consent to Sublease dated November 30, 1995.

                                   EXHIBIT 'B'

32. Lease Agreement between The Mutual Life Insurance Company of New York and Main America Capital, L.C. dated April 12, 1996; Certificate as to Term of Lease dated May 14, 1996.

33. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and MidWest Employers Casualty Company dated July 29, 1992; Certificate as to Term of Lease dated December 17, 1992.

34. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Milliman & Robertson, Inc. dated October 11, 1989; amended by First Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord dated June 19, 1995; Certificate as to Term of Lease dated November 2, 1995.

35. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Montag & Caldwell, Inc. dated December 9, 1991; amended by First Amendment to Lease Agreement dated May 4, 1992; further amended by Second Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord dated August 1, 1995; Certificate as to Term of Lease dated September 13, 1995.

36. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Moore Copies, Inc. dated July 6, 1993; Certificate as to Term of Lease dated January 17, 1994; Verbal Storage Space Rental Agreement dated; Storage Space Rental Agreement with The Mutual Life Insurance Company of New York as Landlord dated February 3, 1995.

37. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Morris, Manning & Martin dated August 6, 1987; amended by Modification to Lease dated January 1, 1993.

38. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Morris and Webster dated September 24. 1993.

39. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Mutual of America dated April 4, 1988; amended by Amendment to Lease and Extension Agreement dated June 8, 1992; Certificate as to Term of Lease dated August 27, 1992; further amended by Second Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord and Mutual of America Life Insurance as Tenant dated May 19, 1994.

40. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and The Mutual Life Insurance Company of New York dated November 3, 1992.

41. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Newsweek, Inc. dated January 30, 1989; Certificate as to Term of Lease dated March 15, 1989; amended by First Amendment to Lease Agreement and Lease Extension Agreement dated September 20, 1993; further amended by Second Amendment to

                                   EXHIBIT 'B'

         Lease Agreement with The Mutual Life Insurance Company of New York as Landlord dated March 8, 1995.

42. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and James O. Patterson dated August 23, 1988; amended by First Amendment to Lease Agreement dated December 18, 1990; Certificate as to Term of Lease dated May 3, 1991; Storage Space Rental Agreement dated May 6, 1991; further amended by Second Amendment to Lease Agreement dated June 6, 1991; further amended by Third Amendment to Lease Agreement dated July 9, 1992; further amended by Fourth Amendment to Lease Agreement dated November 23, 1992.

43. Lease Agreement (East Tower) between R-H Associates Bldg. II Corp. and W.H. Smith Hotel Services, Inc. dated July 22, 1987; Certificate as to Term of Lease dated__________________ , 198_. Certificate as to Preliminary Term of Lease dated January 6, 1988; amended by First Amendment to Lease Agreement with Two Atlanta Financial Center Associates as Landlord dated August 14, 1989; assigned by Assignment and Assumption of Lease to An Gil Lee d/b/a Peachtree News Stand dated May 29, 1990; amended by Amendment to Assigned Lease dated May 29, 1990; further assigned by Second Assignment and Assumption of Lease to Charles Jung and Yang Jin Jung dated August 17, 1992; further amended by Third Amendment to Lease Agreement with Two Atlanta Financial Center Associates as Landlord dated August 17, 1992; further amended by Fourth Amendment to Lease Agreement dated May 17, 1993; further amended by Fifth Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord dated November 11, 1994; Certificate as to Term of Lease dated April 5, 1995.

44. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and The Plaza Hotel Company, dated February 10, 1993; Certificate as to Term of Lease dated April 30, 1993.

45. Lease Agreement (East Tower) between R-H Associates Bldg. II Corp. and BellSouth Systems Technology, Inc. dated April 1, 1987; Certificate as to Term of Lease dated October 14, 1987; assigned by Assignment of Lease to Shared Technologies, Inc. dated September 28, 1989; amended by First Amendment to Lease Agreement with Two Atlanta Financial Center Associates as Landlord dated July 25, 1989; further amended by Second Amendment to Lease Agreement dated May 11, 1992; Storage Space Rental Agreement dated June 1, 1988.

46. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Small, White & Marani dated November 4, 1992.

47. Lease Agreement (East Tower) between R-H Associates Bldg. II Corp. and Smith, Gambrell & Russell dated March 24, 1987; as amended by First Amendment with R-H Associates Bldg. II Corp. as Landlord dated June 6, 1987.

                                   EXHIBIT 'B'

48. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and SouthTrust of Alabama dated June 21, 1991; amended by First Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord dated March 7, 1994; Sublease to Realtec, Incorporated dated July 13, 1993.

49. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Liberty Savings Bank, FSB dated September 25, 1987; assigned by Assignment of Lease to SouthTrust Bank, Federal Savings Bank (SouthTrust) dated September 28, 1990; amended by Modification to Lease with SouthTrust Bank, Federal Savings Bank as Tenant dated May 1, 1993;

50. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Liberty Savings Bank, FSB dated September 25, 1987; assigned by Assignment of Lease to Liberty Savings Bank of South Georgia, F.S.B. dated August ___, 1990 with Consent of Landlord; amended by First Amendment to Lease Agreement with SouthTrust Bank, FSB as Tenant dated December 12, 1991; further amended by First Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord and SouthTrust Bank of Georgia, N.A. as Tenant dated March 7, 1994; Sublease to Wagner & Johnston, P.C. dated August 5, 1993; Letter Agreement [for sublease of space] between Wagner & Johnston, P.C. and Providence Capital, Inc. and Westside Investors, Inc. dated September 30, 1994 with consent to sublease by The Mutual Life Insurance Company of New York dated December 7, 1994; Letter Agreement [for sublease of space] between Wagner & Johnston, P.C. and Nobel Investment Group dated August 17, 1995 with consent to sublease by The Mutual Life Insurance Company of New York dated October 23, 1995.

51. Lease Agreement between The Mutual Life Insurance Company of New York and Starbucks Corporation dated June 26, 1996; First Amendment to Lease, unexecuted but pending.

52. Lease Agreement between R-H Associates Bldg. II Corp. and Universal Diamond Corporation dated July 13, 1987; amended by First Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord dated November 14, 1994; further amended by Second Amendment to Lease Agreement dated October 2, 1995; Certificate as to Term of Lease dated November 10, 1995.

53. Lease Agreement (East Tower) between The Mutual Life Insurance Company of New York and Van Munching & Co., Inc. dated October 3, 1994; Certificate as to Term of Lease dated January ____, 1995.

54. Lease Agreement (East Tower) between Two Atlanta Financial Center Associates and Paul J. Wagner, Jr., P.C. dated March 31, 1989; Certificate as to Term of Lease dated December 11, 1989; amended by First Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord dated January 17, 1995

                                   EXHIBIT 'B'

55. Lease Agreement (East Tower) between R-H Associates Bldg. II Corp. and Robert Wayne's for Hair dated June 5, 1987; Certificate as to Term of Lease dated September 8, 1987; amended by First Amendment to Lease Agreement with Robert L. Betts, Jr. d/b/a Robert Wayne's for Hair with Two Atlanta Financial Center Associates as Landlord dated September 22, 1992; further amended by Second Amendment to Lease Agreement with The Mutual Life Insurance Company of New York as Landlord dated July 16, 1996.

56. Lease Agreement (East Tower) between The Mutual Life Insurance Company of New York and Weissman, Robinson & Italiaander, P.C. dated August
         2, [1995]; Unconditional Guaranty of Lease by David A. Weissman, Debra Robinson and Scott Italiaander dated June 30, 1995; Certificate as to Term of Lease dated March 27, 1996; First Amendment to Lease dated August 8, 1996.

57. Lease Agreement between The Mutual Life Insurance Company of New York and Worldwide Notification Systems, Inc. dated December 1, 1995; Certificate as to Term of Lease dated April 3, 1996.

The following tenants have agreements regarding antennas on the roofs of the buildings:

1.       Freebairn and Company

2.       The Robinson-Humphrey Company, Inc.

                                   EXHIBIT 'B'

                        SCHEDULE OF COMMISSION AGREEMENTS

South Tower

1. Registration and Commission Agreement between Atlanta Financial Center Associates and Davidson Associates Inc. dated January 4, 1993 for Fellows, Johnson, Davis & Labriola lease.

2. Registration and Commission Agreement between Atlanta Financial Center Associates and The Sharp Boylston Companies dated June 28, 1993 for Sedgwick James of Georgia, Inc. lease.

3. Registration and Commission Agreement between Two Atlanta Financial Center Associates and Cauble and Company dated August 23, 1991 for The Gallup Organization, Inc. lease.

4. Registration and Commission Agreement between Atlanta Financial Center Associates and Richard Bowers & Company dated May 29, 1992 for Higgins Dubner lease.

5. Registration and Commission Agreement between Atlanta Financial Center Associates and William Leonard & Co. dated March 13, 1990 for Hughes Advertising lease.

6. Commission Agreement between The Mutual Life Insurance Company of New York and Carter & Associates, L.L.C. dated December 21, 1995 for MCIMetro Access Transmission Services, Inc. lease.

7. Registration and Commission Agreement between Two Atlanta Financial Center Associates and Meridian Property Group, Ltd. dated July 10, 1989 for Martin Rubin and Robert Wildau lease.

8. Registration and Commission Agreement between Atlanta Financial Center Associates and Cushman & Wakefield of Georgia, Inc. dated June 30, 1993 for Ruys & Company lease.

9. Registration and Commission Agreement between The Mutual Life Insurance Company of New York and Jenny Pruitt & Associates dated March 15, 1994 for Titus & Donnelly lease.

10. Registration and Commission Agreement between The Mutual Life Insurance Company of New York and Bryant & Associates dated June 23, 1994 for Todays Temporary, Inc. lease.

                                   EXHIBIT 'C'

11. Registration and Commission Agreement between Atlanta Financial Center Associates and Carter & Associates, Ltd. dated May 28, 1993 for White, Smith, Howard & Ajax lease.

12. Commission Agreement between The Mutual Life Insurance Company of New York and Richard Bowers & Company dated ______________ , 199___ for Teknion,Inc. lease [Note: unsigned by Landlord].

East Tower

1. Commission Agreement between The Mutual Life Insurance Company of New York and The Wesley Company dated August 29, 1995 for Joseph G. Davis d/b/a Davis & Doster lease.

2. Commission Agreement between The Mutual Life Insurance Company of New York and Executive Realty dated December 1, 1995 for Worldwide Notifications Systems lease.

3. Commission Agreement between The Mutual Life Insurance Company of New York and Ackerman & Company dated June 29, 1995 for Weissmann & Robinson lease. [Note: A second copy of this agreement is dated August 2, 1995, but Seller represents and warrants that both copies constitute one and the same agreement.]

4. Commission Agreement between The Mutual Life Insurance Company of New York and Arnold J. Heflin dated March 6, 1995 for Paul J. Wagner, Jr., P.C. lease.

5. Commission Agreement between The Mutual Life Insurance Company of New York and The Galbreath Company dated December 20, 1994 for Van Munching & Co., Inc. lease.

6. Commission Agreement between The Mutual Life Insurance Company of New York and Office Associates, Inc dated October 31, 1995 for Universal Diamonds, Inc. lease.

7. Commission agreement letter between Robinson-Humphrey Properties, Incorporated and Cushman & Wakefield of Georgia, Inc. dated August 7, 1986 for Smith, Gambrell & Russell lease.

8. Registration and Commission Agreement between Two Atlanta Financial Center Associates and COMSTAR Real Estate Services, Inc. dated November 2, 1992 for Small, White & Marani lease.

9. Registration and Commission Agreement between R-H Associates Bldg. II Corp. and Penso Realty dated June 5, 1987 for Robert Wayne's for Hair lease.

                                   EXHIBIT 'C'

10. Registration and Commission Agreement between Two Atlanta Financial Center Associates and Richard Bowers & Company dated January 4, 1993 for Plaza Hotel Management lease.

11. Registration and Commission Agreement between Two Atlanta Financial Center Associates and CB Commercial dated October 16, 1992 for Mutual of America lease.

12. Registration and Commission Agreement between Two Atlanta Financial Center Associates and Akin Properties, Inc. dated October 8, 1991 for Montag & Caldwell, Inc. lease.

13. Registration and Commission Agreement between Two Atlanta Financial Center Associates and AFCO Realty Associates, Inc. dated October 11, 1989 for Milliman & Robertson, Inc. lease.

14. Registration and Commission Agreement between Atlanta Financial Center Associates and Adams-Cates/Grubbs & Ellis dated October 20, 1989 for Midwest Employers Casualty Company lease.

15. Commission Agreement between The Mutual Life Insurance Company of New York and Cott & Lambert, Inc. dated April 12, 1996 for Main America Capital, Inc. lease.

16. Commission Agreement between The Mutual Life Insurance Company of New York and CB Commercial Real Estate Group, Inc. dated March 20, 1995 for Lamberth, Bonapfel, Cifelli & Willson lease.

17. Registration and Commission Agreement between Two Atlanta Financial Center Associates and Grubb & Ellis dated March 24, 1992 for Amalia Moretti, Inc. d/b/a La Gioiosa USA lease.

18. Registration and Commission Agreement between Two Atlanta Financial Center Associates and Frank M. Darby Company dated November 14, 1992 for S.M.M. Corporation d/b/a Joe May Valet lease.

19. Registration and Commission Agreement between Two Atlanta Financial Center Associates and Carter and Associates, Ltd. dated December 24, 1991 for Industrial Developments International, Inc. lease.

20. Registration and Commission Agreement between Two Atlanta Financial Center Associates and Akin Properties, Inc. dated November 6, 1991 for Wayne Helms, P.C. lease.

21. Commission Agreement between The Mutual Life Insurance Company of New York and The Sharp-Boylston Companies dated September 28, 1995 for Haworth Commercial Furniture lease.

                                   EXHIBIT 'C'

22. Registration and Commission Agreement between Two Atlanta Financial Center Associates and Cauble and Company dated February 18, 1994 for Holcomb T. Green lease.

23. Commission Agreement between The Mutual Life Insurance Company of New York and Grubb & Ellis dated October 25, 1995 for Gaiatech, Inc. lease.

24. Commission Agreement between The Mutual Life Insurance Company of New York and Office Associates, Inc. dated September 28, 1995 for Freebairn & Co. lease.

25. Commission Agreement between The Mutual Life Insurance Company of New York and Kercher & Associates dated September 5, 1995 for Duncanson & Holt, Inc. lease.

26. Registration and Commission Agreement between The Mutual Life Insurance Company of New York and The Wesley Company dated August 29, 1994 for Enterprise Capital Management, Inc. lease.

27. Registration and Commission Agreement between Two Atlanta Financial Center Associates and CB Commercial Real Estate Group, Inc. dated March 5, 1992 for The Disney Channel lease and Amendment to Registration and Commission Agreement dated July 23, 1992.

28. Commission Agreement between The Mutual Life Insurance Company of New York and The LeCraw Company dated November 8, 1995 for Denon Corp.
         (USA) lease.

29. Registration and Commission Agreement between Two Atlanta Financial Center Associates and The Miller-Richmond Company dated December 7, 1993 for Coleman Management Consultants lease.

30. Commission Agreement between The Mutual Life Insurance Company of New York and The Wesley Company dated March 15, 1996 for California Compensation Insurance Company d/b/a Business Insurance Company, Inc. lease.

31. Registration and Commission Agreement between The Mutual Life Insurance Company of New York and Brookdale Realty Services dated October 4, 1994 for Brookdale Realty Services lease.

32. Registration and Commission Agreement between The Mutual Life Insurance Company of New York and Carter & Associates, Ltd. dated March 28, 1994 for Alliance Technology Management Company lease.

33. Registration and Commission Agreement between Two Atlanta Financial Center Associates and Peachtree Brokers dated August 19, 1993 for Robert J. Allio Associates, Inc. lease.

                                   EXHIBIT 'C'

34. Registration and Commission between Two Atlanta Financial Associates and Rubloff, Inc. dated May 11, 1990 for Air One, Inc. lease.

35. Registration and Commission Agreement between Two Atlanta Financial Center Associates and Cushman & Wakefield of Georgia, Inc. dated September 2, 1993 for Howard Well Labouisse Friedrichs, Inc. lease.

36. Registration and Commission Agreement between Two Atlanta Financial Center Associates and Bryant & Associates dated September 3, 1993 for Morris and Webster lease.

37. Commission Agreement between The Mutual Life Insurance Company of New York and Brannen/Goddard Company dated June 28, 1996 for Starbucks Corporation lease.

North Tower

1. Commission Agreement between The Mutual Life Insurance Company of New York and The Wesley Company dated May 4, 1995 for Robert D. Wildstein, P.C. lease.

2. Commission Agreement (undated) between The Mutual Life Insurance Company of New York and Richard Bowers & Company for The Watkins Insurance Group lease. [Note: Broker refused to execute standard agreement and Landlord refused to approve changes requested.]

3. Registration and Commission Agreement between R-H Associates Bldg. III Corp. and Merrill Lynch Realty dated November 8, 1989 for Walton C. Bryde & Associates, P.C. lease.

4. Commission Agreement between The Mutual Life Insurance Company of New York and Richard Bowers & Company dated May 5, 1995 for Transcend Services, Inc. lease.

5. Registration and Commission Agreement between R-H Associates Bldg. III Corp. and Cushman & Wakefield of Georgia, Inc. dated November 22, 1989 for The Thomas Financial Group lease.

6. Registration and Commission Agreement between R-H Associates Bldg. m Corp. and Royal LePage Real Estate Services dated March 25, 1991 for Shore & Azimov, P.C. lease.

7. Commission Agreement between The Mutual Life Insurance Company of New York and Bryant & Associates dated April 3, 1995 for Spix, Krupp & Reece lease.

                                   EXHIBIT "C"

8. Registration and Commission Agreement between R-H Associates Bldg. III Corp. and Real Estate Specialist, Inc. dated August 9, 1994 for The Prudential Insurance Company of America lease.

9. Registration and Commission between R-H Associates Bldg. III Corp. and Ben Carter Properties dated February 25, 1994 for Fisher
         Transportation, Ltd. lease.

10. Commission Agreement between The Mutual Life Insurance Company of New York and The Wesley Company dated March 20, 1996 for Interim Accounting Professionals of Atlanta, Inc. lease.

11. Registration and Commission Agreement between R-H Associates Bldg. III Corp. and Kercher & Associates dated December 21, 1993 for Christian Dior Perfumes lease.

12. Commission Agreement between The Mutual Life Insurance Company of New York and The Wesley Company dated July 27, 1995 for City Capital Corporation lease. [Note: A second copy of this agreement is dated July 24, 1995, but Seller represents and warrants that both copies constitute one and the same agreement.]

13. Registration and Commission Agreement between R-H Associates Bldg. III Corp. and Selig Realty, Inc. dated February 2, 1994 for Chambers & Asher lease.

14. Registration and Commission Agreement between R-H Associates Bldg. III Corp. and Richard Bowers & Company dated August 9, 1994 for E. R. Squibb & Sons, Inc. lease.

15. Commission Agreement between The Mutual Life Insurance Company of New York and Sunlink dated April 7, 1996 for BellSouth Communications, Inc. lease.

16.      Registration and Commission Agreement between R-H Associates Bldg.
         III Corp. and The Staubach Company-Southeast, Inc. dated July 11, 1991 for KnowledgeWare, Inc. lease.

17. Commission Agreement between The Mutual Life Insurance Company of New York and Carter & Associates, L.L.C. dated June 7, 1996 for Rowland & Company lease.

18. Commission Agreement between The Mutual Life Insurance Company of New York and Wilson Properties, Inc. dated October 6, 1995 for BellSouth Telecommunications, Inc. lease.

19. Registration and Commission Agreement between The Mutual Life Insurance Company of New York and Cushman & Wakefield of Georgia dated December 12, 1994 for PeopleSoft lease.

                                   EXHIBIT 'C'

20. Registration and Commission Agreement between R-H Associates Bldg.III Corp. and Cushman & Wakefield of Georgia dated June 10, 1992 for Yankelovich Skelly & White/Clancy, Shulman, Inc. d/b/a Yankelovich, Clancy Shulman lease. [Note: unsigned by Landlord].

21.      Registration and Commission Agreement between R-H Associates
         Bldg. III Corp. and Group VI Real Estate dated December 11, 1992 for Beckman Instruments, Inc. lease.